Harbor Focused International Fund

Supplement to Prospectus dated June 1, 2019
December 20, 2019
Effective December 31, 2019, Richard Mercado, CFA will join Laure Négiar, CFA, Zak Smerczak, CFA, and Alexandre Narboni as portfolio manager for Harbor Focused International Fund (the “Fund”). Ms. Négiar and Messrs. Smerczak, Narboni, and Mercado jointly manage the Fund.
The following replaces the corresponding information in the “Portfolio Management” section on page 3 of the Prospectus:
Portfolio Managers
Laure Négiar, CFA Comgest Asset Management International Limited
Ms. Négiar is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Zak Smerczak, CFA Comgest Asset Management International Limited
Mr. Smerczak is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Alexandre Narboni Comgest Asset Management International Limited
Mr. Narboni is a Portfolio Manager and Analyst at Comgest and has managed the Fund since its inception in 2019.
Richard Mercado, CFA Comgest Asset Management International Limited
Mr. Mercado is a Portfolio Manager and Analyst at Comgest and has managed the Fund since 2019.

Harbor Focused International Fund

Supplement to Prospectus dated June 1, 2019
The following replaces the corresponding information on page 7 of the Prospectus:
Harbor Focused International Fund
Comgest Asset Management International Limited (“CAMIL”), located at 46 St. Stephen’s Green, Dublin 2, Ireland, serves as Subadviser to Harbor Focused International Fund. CAMIL manages Harbor Focused International Fund using investment advice and research resources of its affiliated advisers which are not registered in the U.S., including without limitation, Comgest S.A., based in Paris, France. Each such affiliate has entered into a Memorandum of Understanding with CAMIL pursuant to which such affiliate is considered a “Participating Affiliate” of CAMIL, as that term is used in relief granted by the staff of the SEC permitting U.S.-registered investment advisers to use portfolio management and other resources of unregistered advisory affiliates subject to the supervision of a registered adviser.
The Subadviser’s Global Equity Investment Team, which is comprised of the portfolio managers listed below, is jointly and primarily responsible for the day-to-day investment decision making for the Fund.
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Laure Négiar, CFA	2019	Ms. Négiar joined Comgest in 2010 and is an Analyst and Portfolio Manager in the Global equity team. Before joining Comgest, Ms. Négiar worked at BNP Paribas Equities & Derivatives in Paris and London, and prior to that worked in several roles within the U.S. government. Ms. Négiar began her investment career in 2008.
Zak Smerczak, CFA	2019	Mr. Smerczak joined Comgest in 2016 and is an Analyst and Portfolio Manager in the Global equity team. Prior to joining Comgest, he held the position of Analyst/Portfolio Manager for Polar Capital Holdings within the firm’s global multi-asset income strategy. Mr. Smerczak spent time at Mirabaud Asset Management where he worked as an Analyst covering global equities. Mr. Smerczak began his investment career in 2006 at Deloitte in London, initially in Assurance & Advisory Services before moving to Transaction Services, where he was responsible for operational and financial due diligence.
Alexandre Narboni	2019	Mr. Narboni joined Comgest in 2009, initially within the firm’s US equity team before moving to the Global equity team in 2018 where he is today an Analyst and Portfolio Manager. Mr. Narboni is also responsible for developing and supervising Comgest’s Flex strategies. Before joining Comgest, Mr. Narboni worked in New York, first in asset-backed securities at Société Générale from 2005 to 2007 and then as a hedge fund credit Analyst at HSBC. Mr. Narboni began his investment career in 2005.
Richard Mercado, CFA	2019	Mr. Mercado joined Comgest in 2019 and is an Analyst and Portfolio Manager in the Global equity team. Before joining Comgest, Mr. Mercado worked in London as a Portfolio Manager responsible for a North American equities fund with USS Investment Management and prior to that, as a Global Equities Portfolio Manager with F&C Investments. From 2001 to 2008 he worked in Australia, with Capital Partners as an Investment Analyst and with AMP Capital Investors as an Investment Strategist. Mr. Mercado began his investment career in 2001.
Investors Should Retain This Supplement For Future Reference
S1219.P.HFIF